Exhibit 99.1

FBR 2011 Fall Investor Conference November 29, 2011 New York City

November 29, 2011 FBR Fall Investor Conference 2 Forward-Looking Statements and Where to Find Additional Information This presentation contains certain forward-looking information about PacWest Bancorp (“PacWest” or the “Company”) that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. All references herein to PacWest are intended to refer to PacWest and its predecessor First Community Bancorp. All statements other than statements of historical fact are forward-looking statements. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company. We caution readers that a number of important factors could cause actual results to differ materially from those expressed in, implied or projected by, such forward-looking statements. Risks and uncertainties include, but are not limited to: planned acquisitions and related cost savings cannot be realized or realized within the expected time frame; lower than expected revenues; credit quality deterioration which could cause an increase in the allowance for credit losses and a reduction in net earnings; increased competitive pressure among depository institutions; the Company’s ability to complete announced acquisitions, to successfully integrate acquired entities, or to achieve expected synergies and operating efficiencies within expected time-frames or at all; the integration of acquired businesses costs more, takes longer or is less successful than expected; the possibility that personnel changes will not proceed as planned; the cost of additional capital is more than expected; a change in the interest rate environment reduces net interest margins; asset/liability repricing risks and liquidity risks; pending legal matters may take longer or cost more to resolve or may be resolved adversely to the Company; general economic conditions, either nationally or in the market areas in which the Company does or anticipates doing business, are less favorable than expected; environmental conditions, including natural disasters, may disrupt our business, impede our operations, negatively impact the values of collateral securing the Company’s loans or impair the ability of our borrowers to support their debt obligations; the economic and regulatory effects of the continuing war on terrorism and other events of war, including the conflicts in the Middle East; legislative or regulatory requirements or changes adversely affecting the Company’s business; changes in the securities markets; regulatory approvals for any acquisitions cannot be obtained on the terms expected or on the anticipated schedule; and, other risks that are described in PacWest’s (including its predecessor’s) public filings with the U.S. Securities and Exchange Commission (the “SEC”). If any of these risks or uncertainties materializes or if any of the assumptions underlying such forward-looking statements proves to be incorrect, PacWest’s results could differ materially from those expressed in, implied or projected by such forward-looking statements. PacWest assumes no obligation to update such forward-looking statements. For a more complete discussion of risks and uncertainties, investors and security holders are urged to read the Company’s annual report on Form 10-K, quarterly reports on Form 10-Q and other reports filed by PacWest with the SEC. The documents filed by PacWest with the SEC may be obtained at PacWest Bancorp’s website at www.pacwestbancorp.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from PacWest by directing a request to: PacWest Bancorp c/o Pacific Western Bank, 275 North Brea Boulevard, Brea, CA 92821. Attention: Investor Relations. Telephone 714-671-6800.

November 29, 2011 FBR Fall Investor Conference 3 NASDAQ Symbol PACW Fully Diluted Shares 37.259 Million* Market Capitalization $650 Million ** Average Volume 287,000 shares per day ** Dividends Per Share $0.72 per year (3.9% yield) (Annualized) Analyst Coverage Cantor Fitzgerald CS First Boston D.A. Davidson & Co. FIG Partners Friedman Billings Ramsey Keefe, Bruyette & Woods, Inc. Macquarie Securities Group B. Riley & Co RBC Capital Markets Sandler O’Neill + Partners Sterne Agee & Leach, Inc. Wunderlich Securities *Common and unvested restricted shares less treasury shares as of 9/30/2011 **As of 11/18/2011 Stock Summary

PacWest Bancorp November 29, 2011 FBR Fall Investor Conference 4 Overview, Operating Principles and Objectives Highlights Credit DDA & NIM Trends and Investment Yields and Durations Expense Control Acquisition Strategy Performance Charts Strong Franchise Value

November 29, 2011 FBR Fall Investor Conference 5 Source: Company Filings * See “Non-GAAP Measurements” slide. **Office will be closed in mid-December 2011 Commercial Banking Focus in Southern California $5.5 Billion in Assets at September 30, 2011 77 Full-Service Offices: 73 in Southern California, 1 in Arizona** and 3 in the Bay Area Low Risk Profile Strong Capital Levels* Proven Operating Model Generates Earnings Year-to-Date Net Earnings of $36.8 million For the Third Quarter of 2011 NIM 5.15 % Loan yield 6.87% Deposit cost 0.44% Efficiency Ratio 58.7% - Credit Adjusted* Pre-credit, Pre-tax earnings $29.1 million* Improved Credit Quality at September 30, 2011 Non-Covered NPA Ratio – 3.68% Credit Loss Allowance to Net Non-Covered Loans – 3.34% Credit Loss Allowance to Non-Covered Nonaccruals – 161.0% Experienced Acquirer 22 Bank and Finance Company Acquisitions, Including 3 FDIC-Assisted Deals Quarterly Cash Dividend at $0.18 per share Overview as of 9/30/2011 Equity ($ millions) Equity/Assets Per Share Company - Tangible* $481.1 8.85% $12.91 Company - GAAP $539.5 9.82% $14.48 Bank - Tangible* $576.6 10.64% n/a Bank - GAAP $635.0 11.59% n/a

November 29, 2011 FBR Fall Investor Conference 6 Operating Principles Manage for Profitability, Not Growth Strategic Focus on Low-Cost Deposits Strong Expense Management Focus on Credit Quality Results Include Strong Net Interest Margin Controlled Operating Expenses

November 29, 2011 FBR Fall Investor Conference 7 2011 Objectives Continued Focus on Credit Serve the Best and Largest Customers Grow Core Deposit Balances Maintain Net Interest Margin Acquisitions

PacWest Bancorp November 29, 2011 FBR Fall Investor Conference 8 Overview, Operating Principles and Objectives Highlights Credit DDA & NIM Trends and Investment Yields and Durations Expense Control Acquisition Strategy Performance Charts Strong Franchise Value

3Q11 Highlights Net earnings of $13.3 million or $0.36 per share Pre-credit, pre-tax earnings of $29.1 million Tangible capital increased by $29.5 million to $481.1 million or $12.91 per share NIM at 5.15% Negative loan growth moderating DDA ratio to total deposits at 36% Core deposits at 77% of total deposits On balance sheet liquidity remains strong Positive credit metrics Lower net credit costs High coverage ratios New nonaccruals declined Noninterest expense declining when OREO excluded November 29, 2011 FBR Fall Investor Conference 9

Net Earnings (Loss) November 29, 2011 10 PacWest Bancorp ($Millions) 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 Pre-Credit Pre-Tax Earnings $23.2 $20.4 $25.2 $27.0 $28.4 $31.6 $29.1 Net Earnings (Loss) ($60.5) $2.7 $3.5 ($7.7) $10.7 $12.8 $13.3 * 3Q09 excludes $67.0 million gain from the Affinity acquisition. FBR Fall Investor Conference

PacWest Bancorp November 29, 2011 FBR Fall Investor Conference 11 Overview, Operating Principles & Objectives Highlights Credit DDA & NIM Trends and Investment Yields and Durations Expense Control Acquisition Strategy Performance Charts Strong Franchise Value

Non-Covered Loan Credit Quality Has Improved November 29, 2011 FBR Fall Investor Conference 12 September 30, June 30, March 31, 2011 2011 2011 (Dollars in thousands) Non-Covered Credit Quality Metrics: Allowance for credit losses to loans, net of unearned income 3.34% 3.52% 3.41% Allowance for credit losses to nonaccrual loans 161.0% 157.0% 135.6% Nonperforming assets to loans, net of unearned income, and other real estate owned 3.68% 3.96% 4.03% Nonaccrual loans 59,968 $ 65,300 $ 76,849 $ Classified loans (1) 177,745 $ 215,437 $ 207,012 $ Performing restructured loans 86,406 $ 82,487 $ 71,669 $ Net credit costs 6,491 $ 9,579 $ 10,005 $ Net charge-offs 6,017 $ 7,187 $ 7,889 $ Provision for credit losses - $ 5,500 $ 7,800 $ (1) Classified loans are those with a credit risk rating of substandard or doutbtful.

Credit Coverage Ratios Increasing November 29, 2011 13 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 Allowance For Credit Losses to Net Loans 1.72% 1.95% 1.97% 3.15% 3.35% 2.81% 2.93% 3.05% 3.30% 3.41% 3.52% 3.34% Allowance For Credit Losses to Non-Accrual Loans 108.4% 55.3% 48.9% 62.3% 51.8% 91.5% 86.3% 95.9% 110.8% 135.6% 157.0% 161.0% FBR Fall Investor Conference ACL to Net Loans

Non-Accrual Loans Trending Down November 29, 2011 14 Non-Accrual Loans ($Millions) 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 Pacific Western Bank $63.5 $138.5 $156.9 $193.6 $240.2 $99.9 $108.3 $105.5 $94.2 $76.8 $65.3 $60.0 FBR Fall Investor Conference

New Non-Accrual Loans at Lowest Level November 29, 2011 15 New Non-Accrual Loans ($Millions) 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 Pacific Western Bank $44.8 $99.8 $57.5 $85.0 $120.4 $18.1 $25.2 $26.5 $21.4 $23.2 $16.2 $8.8 FBR Fall Investor Conference

Classified Loans Trending Down November 29, 2011 16 Classified Loans ($Millions) 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 Pacific Western Bank $227.5 $315.1 $316.0 $457.0 $544.0 $198.5 $226.4 $297.0 $214.0 $207.0 $215.4 $177.7 FBR Fall Investor Conference Classified Loan Sales

Non-Performing Assets Trending Down November 29, 2011 17 Non-Performing Assets ($Millions) 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 Pacific Western Bank $104.8 $186.2 $203.5 $232.8 $283.4 $129.6 $132.8 $130.1 $119.8 $125.2 $117.5 $108.2 FBR Fall Investor Conference Classified Loan Sales

Non-Covered Nonaccrual Loan Details November 29, 2011 FBR Fall Investor Conference 18 Nonaccrual Amount Description (In thousands) 10,360 $ This loan is secured by three airplane hangar structures and two office buildings in Los Angeles County, California. (1) 7,336 $ Two hotels in San Diego County, California. The borrower is paying as agreed. (1) 3,899 $ Four industrial warehouse loans in Riverside County, California. The borrower is paying as agreed. (1) 2,564 $ Strip retail center in Riverside County, California. The borrower is paying as agreed. 2,563 $ This loan is secured by a medical-related office building in Los Angeles County, California. (1) 2,338 $ This loan is unsecured and has a specific reserve for 50% of the balance. The borrower is paying as agreed. (1) 2,091 $ Land in Riverside County, California. The borrower is paying as agreed. 2,000 $ Unsecured loan that is fully reserved for. (1) 1,701 $ Two unsecured loans that are fully reserved for. (1) 1,553 $ Loan secured by unimproved land in Imperial County, California. (1) (1) On nonaccrual status at June 30, 2011

November 29, 2011 FBR Fall Investor Conference 19 Non-Covered Loan Charge-Off History Source: Company Filings 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 1Q10 Excluding Classified Loan Sale 2Q10 3Q10 4Q10 4Q10 Excluding Classified Loan Sale 1Q11 2Q11 3Q11 1.82% 0.50% 0.76% 0.76% 0.63% 1.83% 3.17% 3.26% 16.81% 2.51% 1.50% 1.09% 3.90% 1.37% 1.03% 0.97% 0.83% Annualized Net Chargeoffs to Average Loans

Net Credit Costs Have Declined November 29, 2011 FBR Fall Investor Conference 20 September 30, June 30, March 31, 2011 2011 2011 Provision for credit losses on non-covered loans - $ 5,500 $ 7,800 $ Non-covered OREO expense, net 2,293 2,300 703 Total non-covered credit costs 2,293 7,800 8,503 Provision for credit losses on covered loans 348 5,890 2,910 Covered OREO expense (income), net 4,813 1,205 (2,578) Total covered net credit costs 5,161 7,095 332 FDIC loss sharing (income) expense, net (963) (5,316) 1,170 Adjusted covered net credit costs 4,198 1,779 1,502 Total net credit costs 6,491 $ 9,579 $ 10,005 $ Three Months Ended (In thousands)

Non-Covered Real Estate Mortgage Exposure

Loan Category	September 30, 2011 Balance	September 30, 2011 % of Total	June 30, 2011 Balance	June 30, 2011 % of Total	December 31, 2010 Balance	December 31, 2010 % of Total
	(Dollars in thousands)					
Commercial real estate mortgage:						
Industrial/warehouse	$ 362,049	17.8%	$ 374,502	18.1%	$ 432,263	19.0%
Retail	299,100	14.7%	310,588	15.0%	374,027	16.4%
Office buildings	314,352	15.5%	322,972	15.6%	350,192	15.4%
Owner-occupied	250,772	12.3%	263,686	12.7%	263,603	11.6%
Hotel	145,783	7.2%	149,043	7.2%	156,614	6.9%
Healthcare	114,277	5.6%	114,805	5.5%	102,227	4.5%
Mixed use	56,507	2.8%	56,810	2.7%	57,230	2.5%
Gas station	35,743	1.8%	35,998	1.7%	38,502	1.7%
Self storage	23,260	1.1%	26,163	1.3%	26,432	1.2%
Restaurant	23,585	1.2%	23,410	1.1%	26,463	1.2%
Land acquisition/development	9,514	0.5%	9,559	0.5%	9,649	0.4%
Unimproved land	1,415	0.1%	1,449	0.1%	1,494	0.1%
Other	216,206	10.6%	225,712	10.9%	250,068	11.0%
Total commercial real estate mortgage	1,852,563	91.2%	1,914,697	92.3%	2,088,764	91.8%
Residential real estate mortgage:						
Multi-family	91,588	4.5%	64,735	3.1%	81,880	3.6%
Single family owner-occupied	31,439	1.5%	36,369	1.8%	38,025	1.7%
Single family nonowner-occupied	20,059	1.0%	20,449	1.0%	26,618	1.2%
HELOCs	36,244	1.8%	37,618	1.8%	38,823	1.7%
Unimproved land	-	0.0%	-	0.0%	623	0.0%
Total residential real estate mortgage	179,330	8.8%	159,171	7.7%	185,969	8.2%
Total gross non-covered real estate mortgage loans	$ 2,031,893	100.0%	$ 2,073,868	100.0%	$ 2,274,733	100.0%

PacWest Bancorp

November 29, 2011 FBR Fall Investor Conference 21

Non-Covered Construction Loan Exposure

Loan Category	September 30, 2011 Balance	September 30, 2011 % of Total	June 30, 2011 Balance	June 30, 2011 % of Total	December 31, 2010 Balance	December 31, 2010 % of Total
			(Dollars in thousands)			
Commercial real estate construction:						
Retail	$ 18,678	12.3%	$ 20,123	12.6%	$ 20,378	11.4%
Industrial/warehouse	16,020	10.5%	8,460	5.3%	11,329	6.3%
Office buildings	6,313	4.1%	6,354	4.0%	3,805	2.1%
Owner-occupied	2,227	1.5%	2,000	1.2%	2,000	1.1%
Healthcare	-	0.0%	-	0.0%	4,305	2.4%
Self storage	19,148	12.6%	19,169	12.0%	13,191	7.3%
Land acquisition/development	35,323	23.2%	35,513	22.2%	16,983	9.5%
Unimproved land	27,857	18.3%	29,726	18.5%	26,032	14.5%
Other	6,539	4.3%	5,116	3.2%	9,062	5.0%
Total commercial real estate construction	132,105	86.7%	126,461	78.9%	107,085	59.7%
Residential real estate construction:						
Multi-family	4,475	2.9%	18,346	11.4%	26,474	14.8%
Single family owner-occupied	90	0.1%	-	0.0%	-	0.0%
Single family nonowner-occupied	1,165	0.8%	1,161	0.7%	1,026	0.6%
Land acquisition/development	3,275	2.1%	3,238	2.0%	1,482	0.8%
Unimproved land	11,301	7.4%	11,048	6.9%	43,412	24.2%
Total residential real estate construction	20,306	13.3%	33,793	21.1%	72,394	40.3%
Total gross non-covered real estate construction loans	$ 152,411	100.0%	$ 160,254	100.0%	$ 179,479	100.0%

PacWest Bancorp

November 29, 2011 FBR Fall Investor Conference 22

November 29, 2011 FBR Fall Investor Conference 23 Other Real Estate Owned Property Type Non-covered OREO Covered OREO Non-covered OREO Covered OREO Commercial real estate $ 21,431 $ 14,151 $ 23,408 $ 18,130 Construction and land development 26,093 14,676 26,446 19,461 Multi-family - 1,656 - 515 Single family residences 736 1,818 2,340 2,843 Total OREO 48,260 $ 32,301 $ 52,194 $ 40,949 $ September 30, 2011 June 30, 2011 (In thousands)

PacWest Bancorp November 29, 2011 FBR Fall Investor Conference 24 Overview, Operating Principles & Objectives Highlights Credit DDA & NIM Trends and Investment Yields and Durations Expense Control Acquisition Strategy Performance Charts Strong Franchise Value

November 29, 2011 FBR Fall Investor Conference 25 Non Interest-Bearing Deposits to Total Deposits at Period End *2004 excludes a short-term interest bearing deposit received on December 31, 2004 Source: Company Filings and SNL Data Source 35% 38% 42% 46% 49% 43% 37% 34% 32% 32% 36% 22% 23% 24% 24% 23% 22% 22% 22% 23% 23% 25% 2001 2002 2003 2004* 2005 2006 2007 2008 2009 2010 3Q11 PACW CA Peers

Strong Net Interest Margin Versus Peers November 29, 2011 FBR Fall Investor Conference 26 Peers Defined as median of all Major Exchange (NYSE, AMEX, NASDAQ) Banks with $3B to $7B in Assets as of period end. Source: Company Filings and SNL Data Source 5.32% 5.41% 5.24% 5.58% 6.37% 6.67% 6.34% 5.30% 4.79% 5.02% 5.15% 3.91% 4.19% 4.00% 3.96% 3.90% 3.82% 3.64% 3.79% 3.67% 3.92% 3.84% 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 3Q11 PACW Peers

NIM – Adjusted for Accelerated Accretion and Nonaccrual Interest November 29, 2011 FBR Fall Investor Conference 27 Nine Months Three Months Ended Ended September 30, June 30, September 30, 2011 2011 2011 Net interest margin as reported 5.15% 5.57% 5.35% Less: Accelerated accretion of purchase discounts on covered loan payoffs 0.10% 0.38% 0.23% Nonaccrual loan interest 0.03% 0.02% 0.02% Net interest margin as adjusted 5.02% 5.17% 5.10%

Investment Yields and Durations November 29, 2011 FBR Fall Investor Conference 28 (in thousands) (Years) Residential mortgage-backed securities: 1,017,606 $ 2.89% 4 86,780 3.08% 3 47,213 9.54% 5 Municipal securities 93,227 3.24% 6 Corporate debt securities 14,642 6.19% 13 Other securities 2,308 3.00% <1 Total securities available for sale 1,261,776 $ 3.21% 4 Securities yield including FHLB stock 3.08% Duration at 9/30/11 Government and government-sponsored entity pass through securities Government and government-sponsored entity CMOs Covered private label CMOs Carrying Value at 9/30/11 3Q11 Yield

PacWest Bancorp November 29, 2011 FBR Fall Investor Conference 29 Overview, Operating Principles & Objectives Highlights Credit DDA & NIM Trends and Investment Yields and Durations Expense Control Acquisition Strategy Performance Charts Strong Franchise Value

November 29, 2011 FBR Fall Investor Conference 30 * - The 2008 efficiency ratio excludes the goodwill write-off. When the goodwill write-off is included in non-interest expense, the efficiency ratio is 371.7%. ** - Credit cost adjusted efficiency ratio – see Non-GAAP Measurements slide Source: Company Filings Average Branch Size Source: Company Filings and SNL Data Source Focus and Execution Drive Efficiency 2002 2003 2004 2005 2006 2007 2008* 2009 2010 3Q11 3Q11** 66% 55% 57% 50% 47% 48% 59% 56% 63% 68% 59% Efficiency Ratios 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 3Q11 $45 $51 $59 $61 $56 $55 $54 $56 $60 $57 $59 Average Branch Size ($ - M)

PacWest Bancorp November 29, 2011 FBR Fall Investor Conference 31 Overview, Operating Principles & Objectives Highlights Credit DDA & NIM Trends and Investment Yields and Durations Expense Control Acquisition Strategy Performance Charts Strong Franchise Value

Acquisition Strategy November 29, 2011 FBR Fall Investor Conference 32 Similar Strategic Focus Asset generation capability Market Expansion In-Market Consolidation Key Drivers of Accretion Cost Savings Customer Retention Margin Improvement

PacWest Bancorp November 29, 2011 FBR Fall Investor Conference 33 Overview, Operating Principles & Objectives Highlights Credit DDA & NIM Trends and Investment Yields and Durations Expense Control Acquisition Strategy Performance Charts Strong Franchise Value

November 29, 2011 FBR Fall Investor Conference 34 Stock Performance vs. Indices Data Through 11/18/2011 - 100.0 200.0 300.0 400.0 500.0 Jun - 00 Jun - 01 Jun - 02 Jun - 03 Jun - 04 Jun - 05 Jun - 06 Jun - 07 Jun - 08 Jun - 09 Jun - 10 Jun - 11 PacWest PACW KBW Bank Index BKX S&P 500 SPX Nov - 11

Strong Capital Base November 29, 2011 FBR Fall Investor Conference 35 September 30, 2011 Well Pacific PacWest Capitalized Western Bancorp Requirement Bank Consolidated ($ in thousands) Total capital 635,026 $ 539,468 $ Capital increase during 3Q11 28,942 $ 27,504 $ Regulatory capital ratios: Tier 1 leverage capital ratio 5.00% 9.85% 9.96% Tier 1 risk-based capital ratio 6.00% 14.63% 14.70% Total risk-based capital ratio 10.00% 15.90% 15.98% Tangible common equity ratio N/A 10.64% 8.85%

PacWest Bancorp November 29, 2011 FBR Fall Investor Conference 36 Overview, Operating Principles & Objectives Highlights Credit DDA & NIM Trends and Investment Yields and Durations Expense Control Acquisition Strategy Performance Charts Strong Franchise Value

Strong Franchise Value November 29, 2011 FBR Fall Investor Conference 37 * Source: SNL Data Source ** Source: FDIC as of 9/30/2011 ***Office will be closed in mid-December 2011 8th Largest Publicly Traded CA Bank* 15th Largest Commercial Bank headquartered in California out of 261** financial institutions California Footprint throughout Southern California 77 Branches: 73 in Southern California, 1 in Arizona*** and 3 in the Bay Area Strong Capital Base Low Cost of Deposits High Net Interest Margin Profitability Solid Credit Quality

November 29, 2011 FBR Fall Investor Conference 38 Attractive Southern California Footprint

California Public Banks – Data as of 9/30/2011

	Bank	Ticker	Assets
1	Wells Fargo & Company	WFC	$1,304,945,000
2	City National Corporation	CYN	23,104,260
3	East West Bancorp, Inc.	EWBC	21,813,046
4	SVB Financial Group	SIVB	19,195,363
5	Cathay General Bancorp	CATY	10,499,111
6	CVB Financial Corp.	CVBF	6,529,907
7	Pacific Capital Bancorp	PCBC	5,843,095
8	**PacWest Bancorp**	**PACW**	**$5,493,891**
9	Westamerica Bancorporation	WABC	4,966,499
10	Nara Bancorp, Inc.	NARA	3,016,127
12	Hanmi Financial Corporation	HAFC	2,686,570
11	Wilshire Bancorp, Inc.	WIBC	2,680,718
13	TriCo Bancshares	TCBK	2,488,467
14	Center Financial Corporation	CLFC	2,257,087
15	First California Financial Group, Inc.	FCAL	1,804,901
16	Bank of Marin Bancorp	BMRC	1,362,717
17	Sierra Bancorp	BSRR	1,351,242
18	Preferred Bank	PFBC	1,261,434
19	Heritage Commerce Corp	HTBK	1,252,700
20	Bridge Capital Holdings	BBNK	1,093,983
23	Pacific Mercantile Bancorp	PMBC	987,904
21	Heritage Oaks Bancorp	HEOP	983,117
22	Pacific Premier Bancorp, Inc.	PPBI	928,502
24	Bank of Commerce Holdings	BOCH	928,171
25	North Valley Bancorp	NOVB	911,289
26	Central Valley Community Bancorp	CVCY	834,908
27	United Security Bancshares	UBFO	658,963
28	Community West Bancshares	CWBC	643,156
29	Oak Valley Bancorp	OVLY	583,955
30	American River Bankshares	AMRB	581,720

Source: SNL

PacWest Bancorp

November 29, 2011 FBR Fall Investor Conference 39

Non-GAAP Information The Company uses certain non-GAAP financial measures to provide meaningful supplemental information regarding the Company’s operational performance and to enhance investors’ overall understanding of such financial performance. These non-GAAP financial measures are presented for supplemental informational purposes only for understanding the Company’s operating results and should not be considered a substitute for financial information presented in accordance with GAAP. These non-GAAP financial measures presented by the Company may be different from non-GAAP financial measures used by other companies. The table on the following slide presents a reconciliation of the non-GAAP financial measurements to the GAAP financial measurements and certain key performance ratios November 29, 2011 FBR Fall Investor Conference 40

Non-GAAP Measurements – Pre-credit, Pre-tax November 29, 2011 FBR Fall Investor Conference 41 Nine Months Ended September 30, June 30, September 30, September 30, Pre-Credit, Pre-Tax Earnings 2011 2011 2010 2011 2010 (In thousands) Net earnings (loss) 13,304 $ 12,841 $ 3,500 $ 36,821 $ (54,328) $ Plus: Total provision for credit losses 348 11,390 23,550 22,448 178,277 Other real estate owned expense (income): Non-covered 2,293 2,300 2,151 5,296 11,217 Covered 4,813 1,205 (319) 3,440 1,761 Income tax expense (benefit) 9,345 9,160 1,828 26,247 (40,873) Less: FDIC loss sharing income, net 963 5,316 5,506 5,109 27,257 Pre-credit, pre-tax earnings $ 29,140 $ 31,580 $ 25,204 $ 89,143 $ 68,797 Three Months Ended

Non-GAAP Measurements – Tangible Equity FBR Fall Investor Conference 42 November 29, 2011 September 30, June 30, December 31, Tangible Common Equity 2011 2011 2010 (Dollars in thousands) PacWest Bancorp Consolidated: Stockholders' equity 539,468 $ 511,964 $ 478,797 $ Less: Intangible assets 58,392 60,369 73,144 Tangible common equity 481,076 $ 451,595 $ 405,653 $ Total assets 5,493,891 $ 5,394,725 $ 5,529,021 $ Less: Intangible assets 58,392 60,369 73,144 Tangible assets 5,435,499 $ 5,334,356 $ 5,455,877 $ Equity to assets ratio 9.82% 9.49% 8.66% Tangible common equity ratio (1) 8.85% 8.47% 7.44% Book value per share 14.48 $ 13.74 $ 13.06 $ Tangible book value per share 12.91 $ 12.12 $ 11.06 $ Shares outstanding 37,258,832 37,251,267 36,672,429 Pacific Western Bank: Stockholders' equity 635,026 $ 606,084 $ 570,118 $ Less: Intangible assets 58,392 60,369 73,144 Tangible common equity 576,634 $ 545,715 $ 496,974 $ Total assets 5,479,173 $ 5,378,288 $ 5,513,601 $ Less: Intangible assets 58,392 60,369 73,144 Tangible assets 5,420,781 $ 5,317,919 $ 5,440,457 $ Equity to assets ratio 11.59% 11.27% 10.34% Tangible common equity ratio (1) 10.64% 10.26% 9.13% (1) Calculated as tangible common equity divided by tangible assets.

November 29, 2011 FBR Fall Investor Conference 43 Non-GAAP Measurements – Credit Cost Adjusted Efficiency Ratio Three Months Ended September 30, June 30, March 31, December 31, September 30, Credit Cost Adjusted Efficiency Ratio 2011 2011 2011 2010 2010 (Dollars in thousands) Noninterest expense $ 48,587 $ 46,538 $ 41,399 $ 49,286 $ 46,174 Less: Non-covered OREO expense 2,293 2,300 703 1,093 2,151 Covered OREO expense 4,813 1,205 (2,578) 699 (319) Credit adjusted noninterest expense $ 41,481 $ 43,033 $ 43,274 $ 47,494 $ 44,342 Net interest income $ 64,441 $ 68,689 $ 65,738 $ 68,520 $ 65,167 Noninterest income 7,143 11,240 4,789 1,452 9,885 Net revenues 71,584 79,929 70,527 69,972 75,052 Less: FDIC loss sharing income (expense), net 963 5,316 (1,170) (4,473) 5,506 Credit adjusted net revenues $ 70,621 $ 74,613 $ 71,697 $ 74,445 $ 69,546 Base efficiency ratio (1) 67.9% 58.2% 58.7% 70.4% 61.5% Credit cost adjusted efficiency ratio (2) 58.7% 57.7% 60.4% 63.8% 63.8% (1) Noninterest expense divided by net revenues. (2) Credit adjusted noninterest expense divided by credit adjusted net revenues.

PacWest Bancorp 10250 Constellation Boulevard Suite 1640 Los Angeles, California 90067 Matt Wagner, CEO Vic Santoro, CFO 310.728.1020 310.728.1021 November 29, 2011 FBR Fall Investor Conference 44